EXHIBIT 10.24

Note:  CONFIDENTIAL TREATMENT REQUESTED
WITH RESPECT TO CERTAIN PORTIONS HEREOF
DENOTED WITH “***”

MEDICAL FOOD CONVENIENCE PACK AND PHARMACEUTICAL
PURCHASE AGREEMENT

This Medical Food Convenience Pack and Pharmaceutical Purchase Agreement (the “Agreement”) is made this 20th day of October, 2008 (the “Effective Date”) by and between GlobalMed Management LLC, a California (“Distributor”), and Targeted Medical Pharma, Inc., a Delaware corporation (“TMP”), with offices at 2980 Beverly Glen Circle, Suite 301, Los Angeles, California 90077.

RECITALS

A.           Distributor owns and operates a health care distribution business that distributes (through purchase and resale) products to healthcare providers.  TMP sells certain pharmaceutical and Medical Food Convenience Packs (the “Products”).

B.           Distributor desires to purchase the Products from TMP for resale to physicians (each a “Physician” and collectively, “Physicians”), and TMP desires to sell the Products to Distributor, as set forth herein, subject to the terms and conditions of this Agreement.

C.           Each Physician may, but shall not be obligated to, enter into an agreement by and between TMP and each such Physician regarding the billing and collection of receivables related to the dispensing of the Products by the Physicians (each a “Billing and Services Agreement”).  Under the Billing and Services Agreement, if entered into by a Physician, Physician may receive payment from the collections received by TMP (the “Physician Payment”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the parties agree to the foregoing recitals and as follows:

ARTICLE I
PURCHASE OF PRODUCTS

1.1          Purchase of Products.  During the term of this Agreement, Distributor shall purchase the Products from TMP, pursuant to individual purchase orders, at the average wholesale price as may be set from time to time by TMP, plus any applicable taxes and shipping (together, the “AWP”).  Distributor’s rights to purchase the Products from TMP under this Agreement shall be non-exclusive and TMP shall have the right to sell the Products directly to Physicians or to other distributors.  All Products are sold as is and all sales shall be final and no Products shall be subject to return by Distributor to TMP.  TMP shall issue an invoice with respect to each Product sold to Distributor.  Distributor shall pay for the Products purchased from TMP under “Net 360 Invoices”, which Net 360 Invoices shall be subject to a timely/early pay discount.  Distributor shall be responsible for paying the AWP minus any applicable timely/early payment and/or distributor discount under such invoices (as more fully set forth on the price sheets attached hereto as Appendix 1) directly to TMP within the earlier of (i) three hundred and sixty days (360) days from the issuance date of such invoice submitted by TMP to Distributor or (ii) if a Billing and Services Agreement has been entered into, within five (5) days after Distributor receives a demand for payment from TMP relating to Products that were previously sold to Distributor and resold by Distributor to Physician that have, as of the time of the demand, resulted in Physician receiving a Physician Payment, which demands shall be made by TMP to Distributor every two (2) weeks.

1.2          Late Fee.  Distributor shall owe a late fee penalty for any late payment of a Net 360 Invoice, which shall accrue at an annual rate of either ***** of the unpaid balance compounded monthly or the maximum amount allowed by law, whichever is lower, from the original invoice date of such invoice until payment is received.

1.3          Title; Risk of Loss.  All Products shall be shipped F.O.B. at the place of business of TMP or its agent, as applicable, where shipment originates.  Title and risk of loss shall pass to Distributor upon TMP’s or its agent’s delivery of the Products to the carrier.  TMP and Distributor shall mutually agree in good faith on a suitable carrier for delivery of the Products to Distributor.  Distributor shall notify TMP of the address to which the Products shall be shipped, which may be the Distributor’s address or a Physician’s address.  TMP shall inform the carrier of the address to which the Distributor wants the Products shipped.

1.4          Security Interest.  Distributor hereby grants to TMP a first priority purchase money security interest in each of the Products sold by TMP to Distributor and the accounts receivable and proceeds from the sale thereof in whatever form payment may be made, including, without limitation, accounts receivable, cash proceeds from the sale of Products, and the proceeds generated by the dispensing of the Products by the Physicians.  Distributor authorizes TMP to file and shall cooperate in the filing of any and all necessary documents, including, without limitation, financing statements to perfect such security interest in any applicable jurisdiction where the Products or proceeds may be located.

1.5          Distributor’s Responsibilities.

(a)           Maintenance of Licenses.  During the Term of this Agreement, Distributor shall maintain in good standing all licenses, consents, certifications, accreditations and approvals necessary to distribute the Products.

(b)           Compliance with Laws.  Distributor shall distribute the Products in accordance with any and all applicable laws, rules, guidelines and requirements of governmental, accrediting, reimbursement, payment and other agencies having jurisdiction over the operation of the Distributor’s business, including without limitation, compliance with the following requirements:

(i)           Distributor has complied in all material respects with, is in material compliance with and shall remain in material compliance with all applicable laws and regulations of foreign, federal, state and local governments and all agencies thereof relating to Health Care Laws and Practices (as defined below).  Distributor has not received notification of or been under investigation with respect to, any violation of any provision of any federal, state or local law or administrative regulation, or of any rule, regulation or requirement of any licensing body relating to Health Care Laws and Practices.  For purposes of this Agreement, “Health Care Laws and Practices” means all federal, state or local laws, rules, regulations or guidelines regarding (i) any government-sponsored health care program, including Medicare and other federally or state funded entitlement programs, and including those laws, rules, regulations and guidelines related to covered services, charging practices, billing, collection, marketing and advertising, (ii) kickbacks, fee-splitting and other referral practices, including, without limitation, the federal anti-kickback statute set forth at 42 U.S.C. Section 1320a-7b (the “anti-kickback statute”), the federal physician self referral law set forth at 42 U.S.C. Section 1395nn (the “Stark law”), California Business and Professions Code Section 650, California Welfare and Institutions Code Section 14107.2(a), California Business and Professions Code Sections 650.01 and 650.02, California Labor Code Sections 139.3 and 139.31 and other related or similar laws and regulations, and (iii) the privacy, maintenance or protection of patient records, including the Health Insurance Portability and Accountability Act of 1996.

(ii)           Distributor and Distributor’s agents, employees or staff have not and shall not engage in any conduct that violates any Health Care Laws and Practices, including, without limitation, engaging in any unlawful kickbacks.

(c)           Billing and Services Agreement.  TMP and Physician may enter into a Billing and Services Agreement that will provide for (i) the payment of a collection fee to TMP for collections related to the dispensing of the Products by the Physician; and (ii) the establishment of a physician Special Bank Account (as defined in the Billing and Services Agreement) with special deposit instructions to the applicable bank that shall provide for the sweep of the amounts owed to TMP identified in (i) above with respect to Segregated Payors (as defined in the Billing and Services Agreement).  Distributor acknowledges that if the Physician alters the Special Bank Account instructions without the prior written approval of TMP, each outstanding Net 360 Invoice related to such Physician under such Billing and Services Agreement shall become immediately due and payable and TMP shall have the immediate right, but not the obligation, to terminate this Agreement.

ARTICLE II
TERM AND TERMINATION

2.1          Term.  The term of this Agreement (the “Term”) shall be for a period of One (1) year and shall commence on October 20, 2008.  Thereafter, the term of this Agreement shall automatically renew for successive one (1) year periods unless earlier terminated by the parties in accordance with this Agreement.

2.2          Mutual Termination.  This Agreement may be terminated at any time upon the written mutual consent of the parties.

2.3          Termination Without Cause.  This Agreement may be terminated by TMP or Distributor without cause upon three hundred and sixty (360) days prior written notice to the other party.

2.4          Termination For Cause.  Either party may terminate this Agreement at any time by giving written notice via certified mail to the other party if:

(a)           The other party to this Agreement violates any of its obligations or warranties under the terms of this Agreement, provided that the non-violating party shall provide the violating party thirty (30) days prior written notice (the “Default Notice”) of the nature of the default or breach.  Failure to serve such notice shall not be deemed to be a waiver of any breach of any covenant or stipulation under this Agreement.  Such termination of the Agreement shall become effective unless the violations complained of shall be completely remedied to the reasonable satisfaction of the non-violating party within thirty (30) days after the date of the Default Notice.  If the violation complained of shall be of a kind that a remedy or cure cannot effectively restore the prior circumstances, the Default Notice shall state that the violation is not curable and this Agreement shall terminate on the date of the Default Notice.  The termination of the Agreement shall be without prejudice to any rights that either party may otherwise have against the other party under this Agreement or under law; or

(b)           The other party applies for or consents to the appointment of a receiver, trustee or liquidator of the other party or of all or a substantial part of his, her or its assets, or makes a general assignment for the benefit of creditors, takes advantage of any insolvency law, declares bankruptcy or becomes subject to an involuntary bankruptcy proceeding, becomes insolvent or commences liquidation, or ceases his, her or its operations for any reasons.

2.5          Rights and Remedies Upon Termination.  Upon the termination of this Agreement by either party:

(a)           Payment for Outstanding Invoices.  TMP shall be entitled to receive the amount due or owing to TMP under any outstanding invoices up to the termination date.

(b)           Fulfillment of Accepted Purchase Orders.  Distributor shall be entitled to receive Products for any purchase orders accepted prior to the termination date.

(c)           Resale of Products.  Upon termination of this Agreement, Distributor will refrain from any further sale or use of the Products or Product materials including, but not limited to the Trademarks (as defined below), words, devices, designs and symbols, similar to the Products or in any way associated with TMP.

ARTICLE III
INTELLECTUAL PROPERTY RIGHTS; CONFIDENTIALITY

3.1          Trademark License.  Upon prior authorization by TMP to Distributor, TMP may grant a revocable, nontransferable, non-exclusive and royalty free right and license, without the right to grant sublicenses, to utilize the names, legends, trademarks or other intellectual property of TMP and its affiliates related to the Products (the “Trademarks”), in connection with Distributor’s rights hereunder, subject to the following conditions:

(a)           Distributor shall not remove, modify, obliterate or cover the Trademarks on any Products, packaging, promotional literature or other materials originating from TMP.

(b)           Distributor shall submit for the written approval of TMP, prior to any first use thereof, all promotional, sales and marketing literature or other materials produced by Distributor on or in which the Trademarks will appear, and Distributor shall amend to the reasonable satisfaction of TMP, prior to any first use, any such literature or other materials that are not initially approved by TMP.

(c)           All use by Distributor of any of the Trademarks shall be accompanied by such legend or legends as TMP may specify from time to time, including without limitation indicating that TMP is the owner of the Trademarks.

(d)           Distributor expressly acknowledges TMP’s ownership in and to all right, title and interest to the Trademarks and shall not at any time in any jurisdiction apply for registration of any of the Trademarks or do or cause to be done any act or thing which will in any way impair any rights of TMP in and to any of the Trademarks anywhere in the world, or the goodwill generated through the use thereof, except as expressly provided herein.

3.2          Confidentiality.  Distributor shall keep strictly confidential and shall not disclose or use, other than as required for Distributor’s performance of its obligations under this Agreement, any Confidential Information (as defined below) provided by TMP.  Distributor shall forever keep secret and retain in strictest confidence the Confidential Information, shall not sell, trade, publish or otherwise disclose any Confidential Information to anyone in any manner whatsoever, including, but not limited to, by means of photocopy, reproduction or electronic media, and shall not use the Confidential Information for the benefit of any person or entity except the parties, except to the extent necessary to consummate and perform the transactions contemplated herein or to the extent disclosure is sought pursuant to a court issued subpoena or court order.  Distributor shall return all Confidential Information to TMP upon its request or termination of this Agreement.  Distributor acknowledges that the violation of this provision could cause TMP irreparable injury for which it would have no adequate remedy at law, and agrees that TMP shall be entitled to obtain immediate injunctive relief prohibiting such violation without the posting of bond, in addition to any other rights and remedies available to TMP.  For purposes of this Agreement, “Confidential Information” means confidential information, proprietary information and trade secrets relating to the Products, operations, transactions, relationships, customers, claims, assets, liabilities and future plans of TMP’s business, including without limitation, technical, financial, business, commercial, operational and strategic information and data, know-how, trade secrets, customer lists, pricing policies, computer programs or software, inventions (whether patentable or not), operational methods, marketing studies, plans or strategies, product development techniques or plans, business plans, new personnel designs and design projects, invention and research projects, forecasts, financial projections, sales projections and all records containing or otherwise reflecting information which are not available to the general public, regardless of form or medium.  Confidential Information shall not include any information that: (i) at the time of disclosure is generally available to the public through no act or any person in violation of a confidentiality obligation, (ii) a disclosing party has obtained lawfully from an independent source not subject to a confidentiality obligation or (iii) is lawfully in the possession of a disclosing party at the time of disclosure, as evidenced by the receiving party’s file and records.

ARTICLE IV
RELATIONSHIP BETWEEN THE PARTIES

4.1          Independent Contractors.  The parties are and at all times shall be independent contractors with respect to each other and in meeting their duties and responsibilities under this Agreement.  Nothing in this Agreement is intended nor shall be construed to create a partnership, employer-employee or joint venture relationship between Distributor and TMP.  Neither party shall have any obligation under this Agreement to compensate or pay applicable taxes for or provide employee benefits of any kind (including contributions to government mandated, employment-related insurance and similar programs) to or on behalf of the other party or any other person employed or retained thereby.

4.2          Fair Value Warranty.  Each party represents and warrants on behalf of itself, that the aggregate benefit given or received under this Agreement has been determined in advance through a process of arms-length negotiations that were intended to achieve an exchange of goods and/or services consistent with fair market value under the circumstances, and that any benefit given or received under this Agreement is not intended to induce, does not require, and is not contingent upon, the admission, recommendation or referral of any customer, directly or indirectly, and further, is not determined in any manner that takes into account the value of business generated between the parties.

4.3          Discounts.  Distributor acknowledges that the prices being charged by Distributor to Physicians for the Products may be discounted from Distributor’s usual and customary charges for such Products.  Distributor agrees to comply with the requirements of the federal “safe harbor” regulations, promulgated pursuant to 42 U.S.C. § 1320a-7b, regarding discounts, which regulations are found at 42 Code of Federal Regulations Section 1001.952(h).  Distributor acknowledges that the prices being charged by Distributor to Physicians for the Products may be discounted from Distributor’s usual and customary charges for such Products.  Distributor shall agree not to sell for less than the 45 day pricing term as published periodically by TMP.

4.4          Indemnification and Liability.  Distributor shall indemnify, defend and hold harmless TMP against:  (i) any and all liability arising out of Distributor’s failure to comply with the terms of this Agreement, and any injury, loss, claims or damages arising from the negligent operations, acts or omissions of Distributor or his, her or its employees relating to this Agreement, including, without limitation, any violations of state or federal regulations relating to the extension of credit or handling of accounts receivable by Distributor; and (ii) any and all costs and expenses, including reasonable legal expenses, incurred by or on behalf of TMP in connection with the defense of such claims.  This section 4.4(a) shall survive expiration or termination of this Agreement.

(a)           NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, TO THE MAXIMUM EXTENT PERMITTED BY LAW, TMP SHALL NOT BE RESPONSIBLE FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGES OF ANY KIND, INCLUDING DAMAGES FOR LOST GOODWILL, LOST PROFITS, LOST BUSINESS OR OTHER INDIRECT ECONOMIC DAMAGES, WHETHER SUCH CLAIM IS BASED ON CONTRACT, NEGLIGENCE, TORT (INCLUDING STRICT LIABILITY) OR OTHER LEGAL THEORY, AS A RESULT OF A BREACH OF ANY WARRANTY OR ANY OTHER TERM OF THIS AGREEMENT, AND REGARDLESS OF WHETHER TMP WAS ADVISED OR HAD REASON TO KNOW OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

4.5          Complaints.  Distributor agrees to give TMP written notice within three (3) business days of (i) any “serious adverse event” alleged to have resulted from the Products; (ii) any customer or third party complaints related to the use of the Products; and (iii) any threats to contact any federal or state agency, including, without limitation, the Food and Drug Administration (“FDA”) or the Federal Trade Commission (“FTC”), related to the Products.  Both parties hereto agree that it is the Distributor’s and TMP’s joint responsibility to make sure, for each “serious adverse event,” that all the reporting necessary under FDA regulations is accomplished.  As used in this Agreement, “serious adverse event” means any adverse experience occurring at any dose that results in any of the following outcomes: death, a life-threatening adverse experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect.

4.6          Advertising and Promotional Claims.  TMP and Distributor agree that both will act to insure that no false, deceptive, or misleading statements regarding the Products’ efficacy or safety are made.  As used in this Agreement, “false, deceptive, and misleading statements” shall have the same definition as the definition published from time to time for “false, deceptive, and misleading statements” by the FTC and FDA Policy Statements.  All advertising and promotional materials intended for use in connection with the sale or distribution of the Products shall be approved for use, in writing, by TMP.  TMP shall have the right, in the sole and absolute discretion of TMP, to require the reasonable modification of any advertising or promotional materials proposed by Distributor to be used in connection with the sale or distribution of the Products.  In the event that Distributor shall elect not to make the modifications as reasonably required by TMP, then the materials shall not be used for any purpose whatsoever in connection with the Products.  So long as TMP has approved the use of material for use by Distributor in Distributor’s advertising and promotional materials in accordance with the provisions of this Section 4.6, Distributor shall have no liability to TMP for any damages which may result from or be incurred by TMP as a result of the authorized use of such approved advertising and promotion materials.

4.7          No Re-Packaging.  Distributor may not (i) apply for a New Drug Code (“NDC”) number for the Products; or (ii) re-label or re-package the Products in any form for resale without written permission from TMP.

ARTICLE V
MISCELLANEOUS

5.1          Amendment.  This Agreement may be modified or amended only by mutual written agreement of the parties.  Any such modification or amendment must be in writing, dated, signed by the parties and attached to this Agreement.

5.2          Arbitration.  Upon the request of either party, any controversy or claim (whether such claim sounds in contract, tort or otherwise) arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with California Code of Civil Procedure Sections 1280 et seq., and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  The arbitrator shall be selected from JAMS and the arbitration shall be conducted in accordance with JAMS’ current rules for streamlined arbitration.  Notwithstanding any other provision of this Agreement, in the case of a dispute involving a claim for equitable relief, a court with equitable jurisdiction may grant temporary restraining orders and preliminary injunctions to preserve the status quo existing before the events which are the subject of the dispute.  Any final equitable or other relief shall be ordered in the arbitration proceeding.  Each party shall pay an equal share of the fees and expenses of any arbitrator and any administrative fee of JAMS.  The prevailing party shall be entitled to the award of reasonable attorneys’ fees and costs, in addition to whatever relief the prevailing party may be awarded.

5.3          Assignment, Delegation or Subcontracting.  Except for assignment, delegation or subcontracting by TMP to a successor-in-interest or an entity owned, controlled by or under common control with TMP, neither party may assign any interest or obligation under this Agreement without the other party’s prior written consent.

5.4          Binding Effect.  This Agreement shall be binding on and shall inure to the benefit of the parties and their respective permitted successors and assigns.

5.5          Choice of Law.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of California, except choice of law rules that would require the application of the laws of any other jurisdiction.

5.6          Venue.  The parties agree that the County of Los Angeles, California shall be the only proper venue for disputes related to this Agreement, including arbitration.

5.7          Compliance With Laws.  The parties shall comply with all applicable laws, ordinances, codes and regulations of federal, state and local governments.

5.8          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9          Entire Agreement.  This Agreement is the entire understanding and agreement of the parties regarding its subject matter, and supersedes any prior oral or written agreements, including, without limitation, any prior Distributor or Licensing Agreements, representations, understandings or discussions between the parties.  No other understanding between the parties shall be binding on them unless set forth in writing, signed by both parties and attached to this Agreement.

5.10        Exhibits.  The attached exhibits, together with all documents incorporated by reference in the exhibits, form an integral part of this Agreement and are incorporated into this Agreement wherever reference is made to them to the same extent as if they were set out in full at the point at which such reference is made.

5.11        Force Majeure.  No party shall be liable for nonperformance, defective performance or late performance of any of his, her or its obligations under this Agreement to the extent and for such periods of time as such nonperformance, defective performance or late performance is due to reasons outside such party’s control, including acts of God, war (declared or undeclared), terrorism, action of any governmental authority, civil disturbances, riots, revolutions, vandalism, disruption of public utilities, fire, floods, explosions, sabotage, nuclear incidents, lightning, weather, earthquakes, storms, sinkholes, epidemics, or strikes (or similar nonperformance, defective performance or late performance of employees, suppliers or subcontractors) or computer hardware, software or other electronic system malfunctions.

5.12        Headings.  The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

5.13        Meaning of Certain Words.  Wherever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms and the singular form of nouns shall include the plural and vice versa.

5.14        No Third-Party Beneficiary Rights.  The parties do not intend to confer and this Agreement shall not be construed to confer any rights or benefits to any person, firm, group, corporation or entity other than the parties.

5.15        Notices.  All notices or communications required or permitted under this Agreement shall be given in writing and delivered personally or sent by United States registered or certified mail with postage prepaid and return receipt requested or by overnight delivery service (e.g., Federal Express, DHL).  Notice shall be deemed given when sent, if sent as specified in this Section or otherwise deemed given when received.  In each case, notice shall be delivered or sent to the address set forth on the signature page or such other address provided by the party in accordance with this Section.

5.16        Severability.  If any provision of this Agreement is determined to be illegal or unenforceable, that provision shall be severed from this Agreement and such severance shall have no effect upon the enforceability of the remainder of the Agreement.

5.17        Subcontracting.  TMP may subcontract any or all of its obligations under this Agreement without the prior written consent of Distributor.

5.18        Waiver.  No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.  Any waiver granted by a party must be in writing and shall apply solely to the specific instance expressly stated.

5.19        Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first written above.

“Distributor”

Signature:	/s/
Print Name:	Mark Kappico
Title:	COO

Address:
14724 Ventura Blvd., Suite 1105
Sherman Oaks, CA 91403

“TMP”

Signature:	/s/
Print Name:	Kim Giffoni
Title:	COO

Address:
2980 Beverly Glen Circle, Suite 301
Los Angeles, California 90077

APPENDIX 1
PRICE SHEETS

CO-PACKING INFORMATION			PHYSICIAN DIRECT SALES MODEL
Co-Packing Name	NDC Co-Packing	AWP	Net 45 Invoice	Net 90 Invoice	Net 120 Invoice	Net 360 Invoice
*****	68405-8021-16	*****	*****	*****	*****	*****
*****	68405-8009-16	*****	*****	*****	*****	*****
*****	68405-8011-16	*****	*****	*****	*****	*****
*****	68405-8019-16	*****	*****	*****	*****	*****
*****	68405-8024-26	*****	*****	*****	*****	*****
*****	68405-8004-26	*****	*****	*****	*****	*****
*****	68405-8014-26	*****	*****	*****	*****	*****
*****	68405-8017-36	*****	*****	*****	*****	*****
*****	68405-8007-06	*****	*****	*****	*****	*****
*****	68405-8007-36	*****	*****	*****	*****	*****
*****	68405-8028-06	*****	*****	*****	*****	*****
*****	68405-8015-36	*****	*****	*****	*****	*****
*****	68405-8110-26	*****	*****	*****	*****	*****
*****	68405-8033-26	*****	*****	*****	*****	*****
*****	68405-8043-26	*****	*****	*****	*****	*****
*****	68405-8002-06	*****	*****	*****	*****	*****
*****	68405-8013-06	*****	*****	*****	*****	*****
*****	68405-8058-26	*****	*****	*****	*****	*****
*****	68405-8058-36	*****	*****	*****	*****	*****
*****	68405-8098-36	*****	*****	*****	*****	*****
*****	68405-8198-36	*****	*****	*****	*****	*****
*****	68405-8298-36	*****	*****	*****	*****	*****
*****	68405-8078-26	*****	*****	*****	*****	*****
*****	68405-8068-26	*****	*****	*****	*****	*****
*****	68405-8068-36	*****	*****	*****	*****	*****
*****	68405-8088-26	*****	*****	*****	*****	*****
*****	68405-8088-36	*****	*****	*****	*****	*****
*****	68405-8018-06	*****	*****	*****	*****	*****
*****	68405-8018-36	*****	*****	*****	*****	*****
*****	68405-8038-26	*****	*****	*****	*****	*****
*****	68405-8038-36	*****	*****	*****	*****	*****
*****	68405-8003-06	*****	*****	*****	*****	*****
		*****	*****	*****	*****	*****

MEDICAL FOODS			PHYSICIAN DIRECT SALES MODEL
MEDICAL FOODS	NDC MEDICAL FOODS	AWP	Net 45 Invoice	Net 90 Invoice	Net 120 Invoice	Net 360 Invoice
*****	68405-1001-01	*****	*****	*****	*****	*****
*****	68405-1002-02	*****	*****	*****	*****	*****
*****	68405-1003-02	*****	*****	*****	*****	*****
*****	68405-1004-02	*****	*****	*****	*****	*****
*****	68405-1006-02	*****	*****	*****	*****	*****
*****	68405-1007-02	*****	*****	*****	*****	*****
*****	68405-1007-03	*****	*****	*****	*****	*****
*****	68405-1008-02	*****	*****	*****	*****	*****
*****	68405-1008-03	*****	*****	*****	*****	*****
*****	68405-1009-01	*****	*****	*****	*****	*****
*****	68405-1010-02	*****	*****	*****	*****	*****
*****	68405-1005-03	*****	*****	*****	*****	*****
*****	68405-1016-03	*****	*****	*****	*****	*****
		*****	*****	*****	*****	*****

MEDICAL FOODS			PAP
MEDICAL FOODS	NDC MEDICAL FOODS	AWP	Distributor Invoice Net 45 w/30% discnt

*****	68405-1001-01	*****	*****
*****	68405-1002-02	*****	*****
*****	68405-1003-02	*****	*****
*****	68405-1004-02	*****	*****
*****	68405-1006-02	*****	*****
*****	68405-1007-02	*****	*****
*****	68405-1007-03	*****	*****
*****	68405-1008-02	*****	*****
*****	68405-1008-03	*****	*****
*****	68405-1009-01	*****	*****
*****	68405-1010-02	*****	*****
*****	68405-1005-03	*****	*****
*****	68405-1013-01	*****	*****
*****	68405-1014-01	*****	*****
*****	68405-1015-01	*****	*****
*****	68405-1016-03	*****	*****
*****	68405-1016-01	*****	*****